                                                        Exhibit 10.13



                                    CONSENT
                                    -------
                                      AND
                                      ---
                                 AMENDMENT TO
                                 -------------

                              MEMBERS' AGREEMENT
                              ------------------




          THIS CONSENT AND AMENDMENT TO MEMBERS' AGREEMENT (this "Amendment") is
                                                                  ---------
made as of the 19th day of March, 1999, by and among TREX Company, LLC (the

"Company"), those persons identified on the signature pages hereof as members
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(hereinafter referred to individually as a "Member," and collectively as the
                                            ------
"Members") and those persons identified on the signature pages hereof as
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beneficial owners (hereinafter referred to individually as a "Class B Beneficial
                                                              ------------------
Owner" and collectively as the "Class B Beneficial Owners").
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                                   Recitals
                                   --------


          A. In connection with the capitalization of the Company on August 29, 1996, the Company, the Members and the Class B Beneficial Owners entered into certain agreements, including (i) the Members' Agreement dated as of August 29, 1996 among the Company, the Members and the Class B Beneficial Owners (as amended as of June 15, 1998, the "Agreement"); (ii) the Limited Liability
                                  ---------
Company Agreement dated as of August 29, 1996 among the Members, the Class B Beneficial Owners and Mobil Oil Corporation (the "Preferred Member") (as
                                                   ----------------
amended as of the date hereof, the "LLC Agreement"); and (iii) the Securities
                                    -------------
Purchase Agreements dated as of August 29, 1996 between the Company and certain of the Members and the Class B Beneficial Owners (as amended as of March 1, 1997, as of December 15, 1997 and as of the date hereof, the "Securities
                                                              ----------
Purchase Agreements").
-------------------

          B. As of the date hereof, the Company owns all of the issued and outstanding common stock, $.01 par value per share (the "Common Stock"), of Trex
                                                         ------------
Company, Inc. (the "Corporation").
                    -----------

          C. The Corporation has filed a registration statement with the Securities and Exchange Commission covering the initial public offering of the Common Stock by the Corporation and certain of its stockholders (the "IPO")
                                                                      ---
under the Securities Act of 1933, as amended.

          D. In order to facilitate the IPO, the Corporation, the Company, the Members and the Class B Beneficial Owners have entered into a Contribution and Exchange Agreement dated as of the date hereof (the "Exchange Agreement")
                                                     ------------------
pursuant to which they intend to complete the following series of transactions (collectively, the "Reorganization") prior to the IPO in accordance with the
                    --------------
Agreement as amended hereby, the LLC Agreement and the Securities Purchase
Agreements: (i) the Company will make a special cash distribution to the Members, which distribution will consist in part of a return of capital of the Members and in part of an amount equal to the previously recognized and undistributed taxable income of the Members on which the Members have paid or will pay income tax; (ii) the Members of the Company holding of record Class B Units of the Company will convert all issued and outstanding Class B Units into the same number of a new issue of Class A Units of the Company and will be admitted to the Company as Class A Members of the Company (the "Class A Members"); (iii) the Company will
                                     ---------------
exercise an option granted to the Company in Section 8 of the Agreement to repurchase a portion of such newly issued Class A Units from such Class A Members; (iv) the Class A Members will contribute all of the issued and outstanding Class A Units to the Corporation in exchange for Common Stock, such Class A Members will cease to be members of the Company and the Corporation will be admitted to the Company as a Class A Member; and (v) the Company will pay, or will cause the Corporation on its behalf to pay, all amounts owing under the Securities Purchase Agreements, including all amounts owing under all outstanding senior notes and subordinated notes issued pursuant to the Securities Purchase Agreements.

          E. Concurrently with the consummation of the Reorganization, the Preferred Member will exchange all of the outstanding Preferred Units of the Company for a promissory note of the Corporation (the "Preferred Units
                                                       ---------------
Exchange") pursuant to a Preferred Units Exchange Agreement dated as of the date hereof among the Corporation, the Company and the Preferred Member (the

"Preferred Units Exchange Agreement"), the Preferred Member will cease to be a
-----------------------------------
member of the Company and the Corporation will be admitted to the Company as a preferred member.

          F. In connection with the Reorganization, the Common Stock held by the Company will be canceled.

          G. Upon consummation of the Reorganization and the Preferred Units Exchange, the Corporation will own 100% of the limited liability company interests of the Company and will operate the Company as its wholly-owned subsidiary.

          H. Following the Reorganization and the Preferred Units Exchange, the Corporation will consummate the IPO.

          I. The Company, the Members and the Class B Beneficial Owners wish to amend the Agreement to set forth herein their agreement concerning the Reorganization, the Preferred Units Exchange and related matters and to consent to the consummation of the Reorganization and the Preferred Units Exchange and to the taking of other actions hereinafter set forth.

                                   Agreement
                                   ---------

          1.  Defined Terms.  Capitalized terms used but not defined in this
              -------------
Amendment, including the recitals hereof, shall have the meanings given to such terms in the Agreement.

          2.  Amendment of Section 10.  The definition of "Public Market Date"
              -----------------------
in Section 10 of the Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

          "Public Market Date -- means the first day upon which Common Units of the Company have been sold by the Company and for the Company's own account in one or more public offerings specified in either clause (i) or clause (ii): (i) a public offering pursuant to registration statement no. 333-63287 filed with the SEC in which the offering price per Common Unit equals or exceeds $10.00, provided that the gross cash proceeds received by the Company and for the Company's own account as a result of such sale pursuant to this clause (i) equals or exceeds $40,000,000; or (ii) one or more public offerings pursuant to a registration statement or registration statements filed with the SEC pursuant to the provisions of the Securities Act, in which the aggregate gross cash proceeds received by the Company and for the Company's own account as a result of such sale or sales pursuant to this clause (ii) equals or exceeds $40,000,000. For purposes of clarification, the reference to "Company" for purposes of clause (i) shall mean Trex Company, Inc. and the reference to "Common Units" for purposes of clause (i) shall mean common stock of Trex Company, Inc."


          3.  Amendment of Section 10.  The following definition is hereby added
              -----------------------
to Section 10 of the Agreement:

          "holder -- means, at any time, the record holder at such time."

          4.  Amendment of Section 11.  Section 11 of the Agreement is hereby
              -----------------------
amended by adding the provisions set forth below as new Section 11.12, new
Section 11.13 and new Section 11.14:

          11.12  Ratification of Transfers of Issuable Units.  Notwithstanding
                 -------------------------------------------
          any provision of this Agreement to the contrary, including, without limitation, Sections 3.1, 7.1 and 7.2, the transfer of record ownership of Class B Units from the Class B Beneficial Owners (as defined in the Limited Liability Company Agreement, as amended) to CIG & Co. (to the extent that such transactions were transfers covered by this Agreement), the transfer of record and beneficial ownership of 333 Class B Units from CIG & Co., as record holder of Class B Units for the benefit of Connecticut General Life Insurance Company, to The Lincoln National Life Insurance Company occurring on May 8, 1998, and all other transfers of record and/or beneficial ownership of Class

          B Units among the Class B Members (as defined in the Limited Liability Company Agreement, as amended) and/or the Class B Beneficial Owners are hereby consented to, approved and ratified in all respects. CIG & Co. and The Lincoln National Life Insurance Company hereby agree to be bound by the provisions of this Agreement.

          11.13  Reorganization and Related Transactions.
                 ---------------------------------------

          Notwithstanding any provision of this Agreement to the contrary, including, without limitation, Sections 3.1, 5.5, 7.1 and 7.2, and except as provided in the next sentence of this Section 11.13, the Company, the Members (as defined in the Limited Liability Company Agreement, as amended) and the Class B Beneficial Owners may adopt, enter into, and execute, deliver, acknowledge and perform, (i) the Contribution and Exchange Agreement dated as of March 19, 1999 among the Company, the Members and the Class B Beneficial Owners (the "Exchange Agreement"), (ii) the Preferred Units Exchange Agreement dated as of March 19, 1999 among the Company, Trex Company, Inc. and Mobil Oil Corporation, (iii) the Agreement to Terminate Employment Agreement dated as of March 19, 1999 between the Company and Anthony
          J. Cavanna, (iv) the Agreement to Terminate Employment Agreement dated as of March 19, 1999 between the Company and Robert G. Matheny, (v) the Agreement to Terminate Employment Agreement dated as of March 19, 1999 between the Company and Andrew U. Ferrari, (vi) the Agreement to Terminate Employment Agreement dated as of March 19, 1999 between the Company and Roger A. Wittenberg, (vii) any amendments to the agreements referred to in clauses (i) through (vi) above and (viii) any and all agreements, instruments or other documents necessary or desirable to effectuate the transactions contemplated by the agreements referred to in clauses (i) through (vi) above, as such agreements may be further amended, all without any further act, vote or approval of the Members or any other person and without complying with the terms of this Agreement. Except as expressly provided otherwise in the Exchange Agreement, the Company shall comply with the terms of Section 8 in connection with the Company's repurchase of Bundled Securities pursuant to the Exchange Agreement.

          11.14  Termination of Agreement.  Notwithstanding any provision of
                 ------------------------
          this Agreement to the contrary, this Agreement shall terminate in its entirety on the Public Market Date and shall have no further force or effect from and after the Public Market Date.

          5.  Consent and Approval.  To the extent required by the Agreement,
              --------------------
the parties hereto hereby consent to and approve (i) the Exchange Agreement and the Preferred Units Exchange Agreement and the transactions contemplated by the Exchange Agreement and the Preferred Units Exchange Agreement, including, without limitation, the Reorganization and the Preferred Units Exchange, (ii) the termination as of the Reorganization closing date of the Class A Members' Agreement dated as of August 29, 1996 among the Class A Members, (iii) the termination as of the IPO closing date of the employment agreements dated as of August 29, 1996 between the Company and each of the Class A Members, (iv) the formation and initial capitalization of the Corporation, (v) the activity and business of the Corporation through the date hereof and (vi) the IPO.

          6.  No Other Amendment.  Except as expressly set forth in this
              ------------------
Amendment, the Agreement shall remain unchanged and in full force and effect in accordance with its terms.

          7.  Governing Law.  It is the intent of the parties hereto that all
              -------------
questions with respect to the construction of this Amendment and the rights and liabilities of the parties shall be determined in accordance with the provisions of the laws of the State of New York, without giving effect to the choice of law rules thereof.

          8.  Amendment in Counterparts.  This Amendment may be executed in
              -------------------------
several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In addition, this Amendment may contain more than one counterpart of the signature page and this Amendment may be executed by the affixing of the signatures of each of the Company, the Members and the Class B Beneficial Owners to one of such counterpart signature pages; all of such signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

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

                                TREX COMPANY, LLC


                                By: /s/ Robert G. Matheny
                                  -----------------------
                                Name:  Robert G. Matheny
                                Its:  President

                                MEMBERS:


                                /s/  Anthony J. Cavanna
                                ------------------------
                                Anthony J. Cavanna


                                /s/  Roger A. Wittenberg
                                -------------------------
                                Roger A. Wittenberg


                                /s/  Robert G. Matheny
                                ------------------------
                                Robert G. Matheny


                                /s/  Andrew U. Ferrari
                                -----------------------
                                Andrew U. Ferrari



                                CIG & Co.


                                By: /s/ Stephen A. Osborn
                                  -----------------------
                                Name: Stephen A. Osborn
                                Its:  Partner

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


                              The Lincoln National Life Insurance
                                Company

                              By:  Lincoln Investment Management
                                    Company, its Attorney-in-Fact


                              By: /s/ R. Gordon Marsh
                                 ----------------------------------
                              Name: R. Gordon Marsh
                              Its: Vice President


                              CLASS B BENEFICIAL OWNERS:

                              Connecticut General Life Insurance Company
                                (on behalf of one or more separate accounts)

                              By:  CIGNA Investments, Inc., authorized agent


                              By: /s/ Stephen A. Osborn
                                 ----------------------------------
                              Name: Stephen A. Osborn
                              Its: Managing Director

                              Connecticut General Life Insurance
                                Company

                              By:  CIGNA Investments, Inc., authorized agent


                              By: /s/ Stephen A. Osborn
                                 ----------------------------------
                              Name: Stephen A. Osborn
                              Its: Managing Director



                              Life Insurance Company of North
                                 America


                              By:  CIGNA Investments, Inc., authorized agent



                              By: /s/ Stephen A. Osborn
                                 ----------------------------------
                              Name: Stephen A. Osborn
                              Its: Managing Director


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